UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 25, 2017

HOOKER FURNITURE CORPORATION
 (Exact name of registrant as specified in its charter)
Virginia	000-25349	54-0251350
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112	(276) 632-2133
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 25, 2017, George Revington was named Chief Operating Officer of Hooker Furniture Corporation (the “Company”). Revington joined the Company as President and Chief Operating Officer of the Home Meridian division upon the acquisition of Home Meridian’s assets by the Company in February 2016. Prior to that, Mr. Revington served as President and Chief Executive Officer of Home Meridian International since its creation in 2006. Reporting to Mr. Revington will be Michael W. Delgatti, Jr., in the role of President of Hooker Furniture’s legacy companies also as of January 25, 2017.  Mr. Delgatti is also an executive officer of the Company.
Item 9.01          Financial Statements and Exhibits
(d)          Exhibits

99.1*          Press Release dated January 25, 2017

_____________
*	Filed herewith.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HOOKER FURNITURE CORPORATION

By:         /s/ Paul A. Huckfeldt
Paul A. Huckfeldt
Chief Financial Officer and
Senior Vice-President – Finance and Accounting

Date: January 30, 2017